Exhibit 99.2

                  Citizens Utilities Company and Subsidiaries
                           Consolidated Financial Data
                                   (unaudited)

                                                                                             For the quarter ended
                                                                                                   March 31,
                                                                                         ------------------------------
                                                                                                                            %
(Amounts in thousands - except per-share amounts)                                                2000           1999      Change
                                                                                         -------------------------------------------
Income Statement Data
Continuing operations  (1)
  Revenue (2)                                                                                 $  282,455    $  254,336      11%
  Revenue-Universal service fund settlement                                                            -        10,414       -
  Network access expense (2)                                                                      27,003        34,395     -21%
  Depreciation and amortization                                                                   82,705        61,885      34%
  Other operating expenses (3)                                                                   155,981       161,338      -3%
  Acquisition assimilation expenses                                                                3,974             -       -
  Operating income (3)                                                                            12,792         7,132      79%
  Investment and other income, net (3)                                                             5,265         6,022     -13%
  Minority interest                                                                                6,285         5,993       5%
  Interest expense                                                                                29,164        19,098      53%
  Gain on sale of investments, net of tax  (4)                                                         -        42,895       -
  Income taxes                                                                                    (1,253)            2       -
  Convertible preferred dividends                                                                  1,552         1,552       -
  Income (loss) from continuing operations                                                        (5,121)       41,390    -112%
  Income from continuing operations excluding gain on sale of investments                         (5,121)       (1,505)   -240%
Income from discontinued operations, net of tax                                                   12,447        13,235      -6%
Net income                                                                                         7,326        54,625     -87%
Net income excluding gain on sale of investments                                                   7,326        11,730     -38%

EBITDA and Capital Expenditure Data (5)
EBITDA from continuing operations                                                             $   95,497    $   69,017      38%
EBITDA from discontinued operations                                                               47,167        42,947      10%
Total Company EBITDA                                                                             142,664       111,964      27%
Capital expenditures from continuing operations                                                  151,161        96,595      56%
Capital expenditures from discontinued operations                                                 20,753        23,501     -12%
Total Company capital expenditures                                                               171,914       120,096      43%

Balance Sheet Data
Cash and investments                                                                          $  590,644    $  501,388      18%
Total assets                                                                                   5,758,465     5,313,453       8%
Net plant (continuing operations)                                                              2,946,976     2,731,971       8%
Long-term debt (continuing operations)                                                         2,193,494     1,845,290      19%
Equity  (6)                                                                                    2,070,742     2,037,702       2%
Shares of common stock outstanding                                                               263,196       259,886       1%
Weighted average shares outstanding                                                              262,718       259,701       1%

Per-Share Data  (7)
Basic net income per share of common stock                                                    $     0.03    $     0.21     -86%
Basic net income per share of common stock excluding gain on sale of investments                    0.03          0.05     -40%
EBITDA per share from continuing operations                                                         0.36          0.27      33%
EBITDA per share from discontinued operations                                                       0.18          0.17       6%
Total Company EBITDA per share                                                                      0.54          0.43      26%
Book value per share                                                                                7.12          7.07       1%

Other Financial Data
Long-term debt to long-term debt and equity                                                          51%           48%
Common equity market capitalization (in billions)                                             $     4.31     $    2.01
Equity market capitalization (in billions)  (6)                                               $     4.56     $    2.21
Market capitalization (in billions)  (8)                                                      $     6.75     $    4.06

(1)  The Company's Telecommunications and Electric Lightwave, Inc.(ELI), our Competitive Local Exchange Carrier (CLEC) businesses.
     The Company is reporting its Public Services businesses as discontinued operations.
(2)  Includes the elimination of $635 and $698 of revenue and network access expense related to services provided by ELI to our telecommunications operations for the 2000 and 1999 periods respectively.
(3)  Includes the elimination of $192 and $325 of administrative fees charged by the Company to ELI for the 2000 and 1999 periods respectively.
(4)  Represents a gain of $69.5 million net of $26.6 million of income taxes on the sale of Centennial Cellular stock.
(5)  Operating income plus depreciation and amortization.
(6)  Includes convertible preferred securities.
(7)  Calculated based on weighted average shares outstanding.
(8)  Equity market capitalization plus market value of long-term debt.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                                                               For the quarter ended
                                                                                                      March 31,
                                                                                            ------------------------------
                                                                                                                               %
(Dollars in thousands, except operating data)                                                   2000               1999      Change
                                                                                            ----------------------------------------
Telecommunications
Income Statement Data
Revenue
Network access services                                                                   $    121,656       $   118,266       3%
Network access services - USF settlement                                                             -            10,414       -
Local network services                                                                          73,555            69,913       5%
Long distance and data services                                                                 20,066            21,101      -5%
Directory services                                                                               8,819             8,397       5%
Other                                                                                           12,649             9,794      29%
Eliminations (1)                                                                               (10,433)          (10,653)      -
Total revenue                                                                                  226,312           227,232       -
Network access expense                                                                          17,375            20,522     -15%
Depreciation and amortization                                                                   69,950            54,891      27%
Other operating expenses                                                                       113,426           125,862     -10%
Acquisition assimilation expenses (2)                                                            3,974                 -       -
Eliminations (1)                                                                               (10,433)          (10,653)      -
Total expense                                                                                  194,292           190,622       2%
Operating income                                                                                32,020            36,610     -13%

EBITDA and Capital Expenditure Data
EBITDA (3)                                                                                $    101,970       $    91,501      11%
EBITDA margin (4)                                                                                  45%               40%      13%
Capital expenditures                                                                            97,453            38,484     153%

Balance Sheet Data
Total assets                                                                              $  2,437,620       $ 2,399,398       2%
Net plant                                                                                    2,103,506         2,084,400       1%

Operating Data
Access lines                                                                                 1,007,250           964,634       4%
Revenue per access line                                                                   $        225       $       236      -5%
Switched access minutes of use (in millions)                                                     1,323             1,241       7%
Employees                                                                                        3,627             3,562       2%
Citizens' long distance minutes of use (in millions)          - in territory                       139               125      11%
                                                              - out of territory                     5                28     -82%
                                                              - total                              144               153      -6%
Citizens' long distance customers                             - in territory                   242,105           235,219       3%
                                                              - out of territory                 1,627             6,267     -74%
                                                              - total                          243,732           241,486       1%
Citizens' long distance in-territory customer market share                                          24%               24%

(1)  Eliminations represent network access revenue and network access expense between the Company's local exchange operations and long-distance operations.
(2)  Represents expenses associated with telecommunications properties to be acquired.
(3)  Operating income plus depreciation and amortization.
(4)  EBITDA divided by total revenue.

                   Citizens Utilities Company and Subsidiaries
                     Financial and Operating Data by Service

                                                                               For the quarter ended
                                                                                     March 31,
                                                                       ---------------------------------------
                                                                                                                   %
(Dollars in thousands, except operating data)                                      2000                1999      Change
                                                                       -----------------------------------------------------
Electric Lightwave, Inc.
Income Statement Data
Revenue
Network services                                                             $      16,004         $   10,424       54%
Local telephone services                                                            24,274             14,308       70%
Long distance services                                                               4,596              8,530      -46%
Data services                                                                       11,904              4,954      140%
Total revenue                                                                       56,778             38,216       49%
Network access expense                                                              20,696             25,224      -18%
Gross margin                                                                        36,082             12,992      178%
Depreciation and amortization                                                       12,755              6,994       82%
Other operating expenses                                                            42,747             35,801       19%
Total expense                                                                       55,502             42,795       30%
Operating loss                                                                     (19,420)           (29,803)      35%

EBITDA and Capital Expenditure Data
EBITDA (1)                                                                   $      (6,665)        $  (22,809)      71%
Capital expenditures                                                                53,693             57,000       -6%

Balance Sheet Data
Total assets                                                                 $     809,026         $  574,418       41%
Gross plant         - owned                                                        824,671            585,533       41%
                    - leased                                                       108,541            108,541        -
                    - total                                                        933,212            694,074       34%

Other Financial Data
ELI public enterprise value (2)                                              $   1,933,375         $  859,157      125%

(1)  Operating income plus depreciation and amortization.
(2)  Common equity market capitalization plus net debt.
